Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is dated as of the 21st day of June, 2007, among COLONIAL REALTY LIMITED PARTNERSHIP (“Borrower”), COLONIAL PROPERTIES TRUST, an Alabama Trust (the “Guarantor”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”), BANK OF AMERICA, N.A., as Syndication Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent, CITICORP NORTH AMERICA, INC., as Co-Documentation Agent, AMSOUTH BANK, as Co-Documentation Agent, PNC BANK, NATIONAL ASSOCIATION, as Co-Senior Managing Agent, and U.S. BANK NATIONAL ASSOCIATION, as Co-Senior Managing Agent, and the lenders a party hereto (collectively, the “Lenders”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Agent and the Lenders executed and delivered that certain Credit Agreement, dated as of March 22, 2005, as amended by that certain First Amendment to Credit Agreement dated June 2, 2006 among the Borrower, the Guarantor, the Agent and the Lenders (the “Credit Agreement”);
     WHEREAS, the Borrower has requested, and the Agent and the Lenders have agreed to, certain amendments to the Credit Agreement, subject to the terms and conditions hereof;
     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Guarantor, the Agent and the Lenders hereby covenant and agree as follows:
     1.     Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.
     2.     Modification of the Credit Agreement. The Borrower, the Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:
                (a)      By deleting in their entirety the defined terms Extension Fee, Extension Request, Funds From Operations, Interest Coverage Ratio, Tax Exempt Financed Properties, Unencumbered Interest Coverage Ratio and Unsecured Interest Expense in Section 1.1 of the Credit Agreement;
                (b)      By adding the following new defined terms to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

     ““Merchant Development Strategy” means development of residential, multifamily, retail and office Properties for the specific purpose of property sale to generate gains.;
     “Reverse Conversion Value” has the meaning set forth in the definition of Residential Unit for Sale Value.”;
                (c)      By deleting in its entirety the definition of Applicable Margin in Section 1.1 of the Credit Agreement and inserting the following in lieu thereof:
     ““Applicable Margin” means at any time the percentage rate per annum set forth below in the Base Rate Margin column with respect to Base Rate Loans and the LIBOR Margin/Revolving Loans column with respect to Revolving Loans that are LIBOR Loans determined based upon the Credit Rating of Borrower:

Pricing Level	Base Rate Margin	LIBOR Margin/
		Revolving Loans
Pricing Level 1	[0.00%]	0.325%
Pricing Level 2	[0.00%]	0.400%
Pricing Level 3	[0.00%]	0.475%
Pricing Level 4	[0.00%]	0.750%
Pricing Level 5	0.25%	1.050%
As of the Agreement Date, the Applicable Margin is determined based on Pricing Level 4. Any issuance, change or withdrawal of a Credit Rating or other circumstance that would result in a change to a different Pricing Level shall effect a change in the Applicable Margin, as applicable, on each Performance Pricing Determination Date (provided that each change in the Applicable Margin as a result of a change in the Credit Rating shall be effective only for Loans (including Conversions or Continuations) which are made on or after the date of the relevant Performance Pricing Determination Date).”;
                      (d)      By deleting in its entirety the definition of Capitalization Rate in Section 1.1 of the Credit Agreement and inserting the following in lieu thereof:
     ““Capitalization Rate” means 6.75% for multifamily Properties, 8.00% for retail Properties, and 8.25% for office Properties.”;
                (e)      By deleting in its entirety the last sentence of the definition of EBITDA in Section 1.1 of the Credit Agreement and inserting the following in lieu thereof: “When calculating Fixed Charge Coverage Ratio, up to 15% of EBITDA may include income, gain, or loss in any case (net of any associated ordinary income or capital gains taxes) realized on the sale of any portion of a Residential Unit for Sale Property, office Property and retail Properties all in accordance Borrower’s on-going Merchant Development Strategy.”;
                (f)      By deleting in its entirety the defined term Facility Fee in Section 1.1 of the Credit Agreement, and inserting in lieu thereof the following:

     ““Facility Fee” means the per annum percentage in the table set forth below corresponding to the Pricing Level at which the “Applicable Margin” is determined in accordance with the definition thereof:

Pricing Level	Applicable Facility Fee Percentage
Pricing Level 1	0.100%
Pricing Level 2	0.125%
Pricing Level 3	0.150%
Pricing Level 4	0.175%
Pricing Level 5	0.200%
     Changes in the Facility Fee resulting from a change in a Pricing Level shall become effective as of the Performance Pricing Determination Date.”;
                (g)      By deleting the reference to “$25,000,000” from the definition of L/C Commitment Amount in Section 1.1 of the Credit Agreement, and inserting in lieu thereof “$30,000,000”;
                (h)      By deleting the phrases “the Interest Coverage Ratio” and “and the Unencumbered Interest Coverage Ratio” from the last sentence of the definition of Net Operating Income or NOI in Section 1.1 of the Credit Agreement;
                (i)      By (i) deleting the reference to “seven and one half percent (7.50%)” in the defined term Residential Unit for Sale Value in Section 1.1 of the Credit Agreement and inserting in lieu thereof “six and three quarters percent (6.75%)” and (ii) inserting the following at the end of the second sentence of such defined term:
     “except that after the expiration of the applicable period and at which point no Residential Unit for Sale Value would be attributable to such converted condominium Property, Residential Unit for Sale Value may include (without duplication) an amount equal to the Net Operating Income attributable to such converted condominium property for the most recently ended four (4) fiscal quarter period, divided by six and three quarters percent (6.75%) (the “Reverse Conversion Value”)”;
                (j)      By deleting the date “March 22, 2008” in the defined term Revolving Loan Termination Date in Section 1.1 of the Credit Agreement, and inserting in lieu thereof “June 21, 2012”;
                (k)      By deleting the reference to “$40,000,000” from the definition of Swingline Commitment in Section 1.1 of the Credit Agreement and inserting in lieu thereof “$50,000,000”;

                (l)      By adding the following language to the end of clause (f) in the defined term Total Asset Value in Section 1.1 of the Credit Agreement: “(except to the extent the Reverse Conversion Value shall exceed two and one half percent (2.50%) of Total Asset Value, such excess shall be excluded)”;
                (m)      By deleting in its entirety the second sentence from the definition of Total Commitment in Section 1.1 of the Credit Agreement and inserting in lieu thereof the following: “As of June 21, 2007, the Total Commitment (including the Swingline Commitment) is $500,000,000, subject to increase upon an increase of the Revolving Loan Commitment in accordance with the provisions of Section 2.16.”;
                (n)      By adding the phrase “(including the Reserve Conversion Value)” immediately following the reference to “Residential Units for Sale Value” in clause (d) of the defined term Unencumbered Asset Value in Section 1.1 of the Credit Agreement”;
                (o)      By deleting in its entirety the defined term Unencumbered Leverage Ratio” in Section 1.1 of the Credit Agreement, and inserting in lieu thereof the following:
     ““Unencumbered Leverage Ratio” means the ratio (expressed as a percentage) of (a) the Unsecured Debt of the Obligors and their Subsidiaries as of the date of determination to (b) the Unencumbered Asset Value as of such date of determination.”;
                (p)      By deleting the reference to $150,000,000 in Section 2.16(a) of the Credit Agreement, and inserting in lieu thereof “$200,000,000”;
                (q)      By deleting in their entirety Sections 2.18 and 3.6(d) of the Credit Agreement, and inserting in lieu thereof “Intentionally omitted”;
                (r)      By deleting in its entirety each reference to the phrase “and an unaudited statement of Funds from Operations” in Sections 8.1(a), 8.1(b), 8.2(a) and 8.2(b) of the Credit Agreement.
                (s)      By deleting in its entirety the penultimate sentence of Section 8.2(a) of the Credit Agreement.
                (t)      By deleting in their entirety clauses (a) through (g) of Section 9.1 of the Credit Agreement, and inserting in lieu thereof the following:
     “(a)      the Secured Debt to Total Asset Value Ratio to exceed forty percent (40%) at any time;
     (b)      the Fixed Charge Coverage Ratio to be less than 1.50:1.00 at any time;
     (c)      the Debt to Total Asset Value Ratio to exceed sixty percent (60%) at any time; provided that, in connection with a portfolio acquisition of Properties otherwise permitted under this Credit Agreement, the Debt to Total Asset Value Ratio may increase to sixty-five percent (65%) for a period not to exceed the four (4) consecutive fiscal quarters ending immediately following the closing of such acquisition;

     (d)      the Unencumbered Leverage Ratio to exceed sixty-two and one half percent (62.5%) at any time; and
     (e)      the Adjusted Total Asset Value directly or indirectly owned by the Borrower and the Guarantors to be less than ninety percent (90%) of the Adjusted Total Asset Value.”;
                (u)      By deleting in its entirety Section 9.3(d) of the Credit Agreement, and inserting in lieu thereof the following:
     “(d)      except as set forth below, there shall be no limitation on Investments in Construction-in-Process and Residential Units for Sale.”;
                (v)      By deleting in its entirety the second to last sentence of Section 9.3 of the Credit Agreement, and inserting in lieu thereof the following:
     “Notwithstanding the foregoing, in no event shall the aggregate value of the holdings of the Borrower, any other Obligor and their Subsidiaries in the Investments described in clauses (a) through (d), together with the aggregate Construction Budget with respect to all Investments in Construction-in-Process and Residential Units for Sale, exceed thirty-five percent (35%) of Total Asset Value at any time.” and
                (w)      By deleting in its entirety the first sentence of Section 9.6(a) of the Credit Agreement, and inserting in lieu thereof the following:
     “Borrower will not make any Restricted Payment to CLP and CLP will not make any Restricted Payments if, immediately thereafter and after giving effect thereto, a Default or Event of Default is or would be in existence.”.
     3.     Conditions to Effectiveness. This Second Amendment shall become effective upon the satisfaction of the following conditions precedent (the date of the satisfaction of such conditions precedent hereinafter referred to as the “Effective Date”):
                (a)      the Agent shall have received counterparts of this Agreement executed by each of the parties hereto;
                (b)      the Agent shall have received the Fees payable to the Agent and the Lenders;
                (c)      the Agent shall have received a Revolving Note executed by the Borrower payable to each Lender in an amount equal to such Lender’s Revolving Loan Commitment set forth for such Lender on Schedule A attached to this Second Amendment; and

                (d)      the Agent shall have received evidence that all outstanding Term Loans, together with all interest thereon, have been repaid by the Borrower.
     4.     Revolving Loan Commitment Amounts. As of the Effective Date, each Lender’s Revolving Loan Commitment shall be the amount set forth for such Lender on Schedule A attached to this Second Amendment, as the same may be reduced from time to time pursuant to Section 2.13 of the Credit Agreement, increased pursuant to Section 2.16 of the Credit Agreement, or as appropriate to reflect any assignments to or by such Revolving Loan Lender effected in accordance with Section 12.5 of the Credit Agreement.
     5.     Elimination of Term Loan. As of the Effective Date, all references in the Credit Agreement and the other Loan Documents to Term Loan, Term Loan Commitment Percentage, Term Loan Lender, Term Loan Note, Term Loan Termination Date are hereby deleted in their entirety, and the Borrower and Guarantor acknowledge and agree that the obligation of the Lenders to make additional Term Loans pursuant to the Credit Agreement is terminated and of no further force or effect.
     6.     Restatement of Representations and Warranties. The Borrower and Guarantor hereby restate and renew each and every representation and warranty heretofore made by them in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (except to the extent such representations and warranties expressly relate to an earlier date) and with specific reference to this Second Amendment and all other loan documents executed and/or delivered in connection herewith.
     7.     References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.
     8.     Acknowledgment of the Borrower and Guarantor. The Borrower and Guarantor hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of the Borrower and Guarantor enforceable against the Borrower and Guarantor in accordance with their respective terms, and that the execution and delivery of this Second Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of the Borrower’s or Guarantor’s obligations under the Loan Documents.
     9.     Admission of First Commercial Bank.
                (a)      By execution of this Second Amendment, First Commercial Bank of Birmingham (“FCB”) hereby assumes all obligations of a Lender from and after the date hereof with respect to its Revolving Loan Commitment as if FCB were an original Lender under and signatory to the Credit Agreement.

                (b)      FCB makes and confirms to the Agent and the other Lenders all of the representations, warranties and covenants of a Lender under Article XI of the Credit Agreement. FCB acknowledges and agrees that neither the Agent or any Lender makes any representations or warranties with respect to (i) the present or future solvency or financial condition of the Borrower, any other Obligor or any of their respective Subsidiaries, (ii) any representations, warranties, statements or information made or furnished by the Borrower, any other Obligor or any of their respective Subsidiaries in connection with the Credit Agreement or otherwise, (iii) the validity, efficacy, sufficiency, or enforceability of the Credit Agreement, any other Loan Document or any other document or instrument executed in connection therewith, or the collectability of the obligations in respect of its Revolving Loan Commitment, (iv) the perfection, priority or validity of any Lien with respect to any collateral at any time securing the Obligations under the Notes or the Credit Agreement and (v) the performance or failure to perform by the Borrower or any other Obligor of any obligation under the Credit Agreement or any other Loan Document to which it is a party. Further, FCB acknowledges that it has, independently and without reliance upon the Agent, or on any affiliate or subsidiary thereof or any other Lender and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement. FCB also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Documents or pursuant to any other obligation. Except as expressly provided in the Credit Agreement, the Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide FCB with any credit or other information with respect to the Borrower or any other Obligor or to notify FCB of any Default or Event of Default. FCB has not relied on the Agent as to any legal or factual matter in connection herewith or therewith or in connection with the transactions contemplated hereunder or thereunder.
                (c)      FCB (i) represents and warrants that it is legally authorized to enter into this Second Amendment and the Credit Agreement; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment; (iii) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto; and (iv) agrees that it will become a party to and shall be bound by the Credit Agreement and the other Loan Documents to which the other Lenders are a party on the Effective Date and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender.
     10.     No Default. By execution hereof, the Borrower and Guarantor certify that each of them is and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Second Amendment, and that no Default or Event of Default has occurred and is continuing.
     11.     Waiver of Claims. The Borrower and Guarantor acknowledge, represent and agree that none of the Borrower or Guarantor has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of the Agent or any Lender, or any past or present officers, agents or employees of the Agent or any Lender, and the Borrower and each Guarantor does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
     12.     Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents and the Credit Agreement as modified and amended herein. Nothing in this Second Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of the Borrower and Guarantor under the Loan Documents.
     13.     Counterparts; Delivery Instructions. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered (which may be by telecopier pursuant to Section 13 below) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Executed copies hereof shall be sent by facsimile or e-mail to counsel for the Agent, McKenna Long & Aldridge, LLP, Attention: Matthew D. Royko, at Telecopier number 404-527-3641 or mroyko@mckennalong.com.
     14.     Section References. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
     15.     Further Assurances. The Borrower and Guarantor agree to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.
     16.     Governing Law. This Second Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.
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     IN WITNESS WHEREOF, the Borrower, the Guarantor, the Agent, and the Lenders have caused this Second Amendment to be duly executed, under seal, by their duly authorized officers as of the day and year first above written.

BORROWER: COLONIAL REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
By:	Colonial Properties Trust, an Alabama Trust, its General Partner

By:	/s/ Jerry A. Brewer
	Name:	Jerry A. Brewer
	Title:	SVP

GUARANTOR: COLONIAL PROPERTIES TRUST, an Alabama Trust
By:	/s/ Jerry A. Brewer
	Name:	Jerry A. Brewer
	Title:	SVP

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[Signature Page to Second Amendment to Credit Agreement with Colonial Realty Limited Partnership]

LENDERS: WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Amit Khimji
	Name:	Amit Khimji
	Title:	Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender
By:	/s/ Steven P. Renwick
	Name:	Steven P. Renwick
	Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender
By:	/s/ J. Todd Kurn
	Name:	J. Todd Kurn
	Title:	Asst. Vice President

CITICORP NORTH AMERICA, INC., as Co-Documentation Agent and as a Lender
By:	/s/ Ricardo James
	Name:	Ricardo James
	Title:	Director

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[Signature Page to Second Amendment to Credit Agreement with Colonial Realty Limited Partnership]

REGIONS BANK, an Alabama banking corporation, as successor by merger to AmSouth Bank, an Alabama banking corporation, as Co-Documentation Agent and as a Lender
By:	/s/ Kerri L. Raines
	Name:	Kerri L. Raines
	Title:	Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION, as Co-Senior Managing Agent and as a Lender
By:	/s/ Wayne Robertson
	Name:	Wayne Robertson
	Title:	SVP

U.S. BANK NATIONAL ASSOCIATION, as Co-Senior Managing Agent and as a Lender
By:	/s/ J.R. Miller
	Name:	J.R. Miller
	Title:	Vice President

COMERICA BANK, as Co-Managing Agent and as a Lender
By:	/s/ James Graycheck
	Name:	James Graycheck
	Title:	Vice President

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[Signature Page to Second Amendment to Credit Agreement with Colonial Realty Limited Partnership]

UBS LOAN FINANCE LLC, as Co-Managing Agent and as a Lender
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director, Banking Products Services, US

By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director, Banking Products Services, US

JPMORGAN CHASE BANK, N.A. , as Co-Managing Agent and as a Lender
By:	/s/ Vanessa Chiu
	Name:	Vanessa Chiu
	Title:	VP

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH
By:	/s/ Jim C.Y. Chen
	Name:	Jim C.Y. Chen
	Title:	VP & General Manager

BRANCH BANKING AND TRUST COMPANY
By:	/s/ Robert M. Searson
	Name:	Robert M. Searson
	Title:	Senior Vice President

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[Signature Page to Second Amendment to Credit Agreement with Colonial Realty Limited Partnership]

BANK OF CHINA, NEW YORK BRANCH
By:	/s/ William Smith
	Name:	William Smith
	Title:	Deputy General Manager

BANK HAPOALIM B.M.
By:	/s/ Shaun Breidbart
	Name:	Shun Breidbart
	Title:	Vice President

By:	/s/ Charles McLauchlin
	Name:	Charles McLauchlin
	Title:	Senior Vice President

THE BANK OF TOYKO-MITSUBISHI UFJ, LTD.
By:	/s/ Yoichi Orikasa
	Name:	Yoichi Orikasa
	Title:	Vice President & Manager

FIRST HORIZON BANK, a division of FIRST TENNESSEE BANK, N.A.
By:	/s/ Kenneth W. Rub
	Name:	Kenneth W. Rub
	Title:	Vice President

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     [Signature Page to Second Amendment to Credit Agreement with Colonial Realty Limited Partnership]

FIRST COMMERCIAL BANK, an Alabama State banking corporation
By:	/s/ J. Warren Giardina
	Name:	J. Warren Giardina
	Title:	Asst. Vice President

PEOPLE’S UNITED BANK
By:	/s/ Anne Kuchinski
	Name:	Anne Kuchinski
	Title:	Vice President

COMPASS BANK, an Alabama banking corporation
By:	/s/ Johanna Duke Paley
	Name:	Johanna Duke Paley
	Title:	Senior Vice President

FIRST COMMERCIAL BANK NEW YORK AGENCY
By:	/s/ Bruce M. J. Ju
	Name:	Bruce M. J. Ju
	Title:	SVP & General Manager

Schedule A
(Revolving Loan Commitment Amounts)

Lender	Revolving Loan Commitment
Wachovia Bank, National Association	$40,000,000.00
Bank of America, N.A.	$40,000,000.00
Wells Fargo Bank, National Association	$39,000,000.00
Citicorp North America, Inc.	$39,000,000.00
Regions Bank	$39,000,000.00
PNC Bank, National Association	$39,000,000.00
U.S. Bank National Association	$39,000,000.00
Comerica Bank	$30,000,000.00
UBS Loan Finance LLC	$30,000,000.00
JPMorgan Chase Bank, N.A.	$30,000,000.00
Chang Hwa Commercial Bank, Ltd.	$15,000,000.00
Branch Banking and Trust Company	$15,000,000.00
Bank of China, New York Branch	$15,000,000.00
Bank Hapoalim B.M.	$15,000,000.00
Bank of Toyko-Mitsubishi UFJ, Ltd.	$15,000,000.00
First Horizon Bank	$15,000,000.00
First Commercial Bank	$15,000,000.00
People’s United Bank	$15,000,000.00
Compass Bank	$7,500,000.00
First Commercial Bank New York Agency	$7,500,000.00
Total	$500,000,000.00